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                                                                   Exhibit 10.32


                       FIFTH AMENDMENT TO REVOLVING CREDIT
                     AND LETTER OF CREDIT ISSUANCE AGREEMENT

         This FIFTH AMENDMENT TO REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT is made as of this 10th day of December, 1999 (the "Fifth Amendment") and entered into by and among THE CARBIDE/GRAPHITE GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party thereto as lenders (collectively referred to herein as the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit (in such capacity, the "L/C Issuer") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders and the L/C Issuer (in such capacity, the "Agent") and further amends that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as previously amended by that certain First Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of October 28, 1997 (the "First Amendment"), the Second Amendment to Revolving Credit Agreement and Waiver dated as of April 30, 1998 (the "Second Amendment"), the Third Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Amendment to Revolving Credit Notes dated as of April 30, 1999 (the "Third Amendment"), the Fourth Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of September 8, 1999 (the "Fourth Amendment") (the Revolving Credit and Letter of Credit Issuance Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment is hereinafter referred to as the "Original Credit Agreement").

                                   WITNESSETH

         WHEREAS, due to the implementation of a plan of inventory reduction by the Borrower, the Borrower has requested certain amendments to the terms of the Original Credit Agreement to accommodate such plan; and

         WHEREAS, the Agent, the Lenders and the L/C Issuer have agreed to make such amendments upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                     AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

         SECTION 1.01 AMENDMENTS TO SECTION 1.01 OF THE ORIGINAL CREDIT AGREEMENT. The following defined terms and the definitions therefor are hereby added to Section 1.01 of the Original Credit Agreement and inserted in correct alphabetical order:

                  Commodity Hedge shall mean any contract or arrangement; the purpose or substance of which is to protect the Borrower from the risk of any change in the price of commodities.

                  Fifth Amendment shall mean the Fifth Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of the Fifth Amendment Effective Date.

                  Fifth Amendment Effective Date shall mean December 10, 1999.

                  Fifth Amendment Fee shall mean a fee equal to One Hundred Fifty Thousand Dollars ($150,000), payable pro rata, based on each Lender's Commitment, to each Lender who approves the Fifth Amendment on or before December 10, 1999.

                  Foreign Exchange Hedge shall mean any contract or arrangement; the purpose or substance of which is to protect the Borrower from the risk of any change in the price or value of foreign currencies.

         SECTION 1.02 MODIFICATION OF EXISTING DEFINED TERM. The definition of "Lender Obligations" is amended by adding in subsection (iv) thereof, immediately after the term "Interest Rate Hedge Agreement", the phrase "Foreign Exchange Hedge or Commodity Hedge".

         SECTION 1.03 MODIFICATION OF EXISTING ORIGINAL CREDIT AGREEMENT. The following Sections of the Original Credit Agreement are amended and restated to read as follows:

         (i) The penultimate sentence of Section 2.01(a) is amended and restated as follows:

         The aggregate amount of the Revolving Credit Commitments prior to January 31, 2000 shall be $150,000,000, and on and after that date $140,000,000.

         (ii) Add at the conclusion of Subsection 2.03 the following additional paragraph.

                  Notwithstanding the foregoing, during the period from the Fifth Amendment Effective Date to and including October 31, 2000, the Applicable Commitment Fee for each Lender's Revolving Credit Commitment shall be 0.375%. Thereafter, so long as, on October 31, 2000, the Borrower's ratio of EBITDA to Cash Interest Expense (determined on the basis of the four most recently completed Fiscal Quarters) is equal to or greater than 3.5 to 1.0, the Applicable Commitment Fee shall be determined in accordance with the above stated grid. If the Borrower does not meet or exceed the ratio set forth in the preceding sentence on October 31, 2000, the Applicable Commitment Fee shall remain at 0.375% until the Fiscal Quarter end when the Borrower achieves such ratio.

         (iii) Add at the conclusion of Subsection 2.08(b)(ii) the following additional paragraph.

                  Notwithstanding the foregoing, during the period from the Fifth Amendment Effective Date to and including October 31, 2000, the Applicable Euro-Rate Margin on all Revolving Credit Loans outstanding shall be 2.25%. Thereafter, so long as, on October 31, 2000, the Borrower's ratio of EBITDA to Cash Interest Expense (determined on the basis of the four most recently completed Fiscal Quarters) is equal to or greater than 3.5

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        to 1.0, the Applicable Euro-Rate Margin shall be determined in accordance with the above stated grid. If the Borrower does not meet or exceed the ratio set forth in the preceding sentence on October 31, 2000, the Applicable Euro-Rate Margin shall remain at 2.25% until the Fiscal Quarter end when the Borrower achieves such ratio.

         (iv) Add at the conclusion of Subsection 2.17(b) the following additional paragraph.

                  Notwithstanding the foregoing, during the period from the Fifth Amendment Effective Date to and including October 31, 2000, the Applicable Letter of Credit Fee for each Letter of Credit shall be 2.25%. Thereafter, so long as, on October 31, 2000, the Borrower's ratio of EBITDA to Cash Interest Expense (determined on the basis of the four most recently completed Fiscal Quarters) is equal to or greater than 3.5 to 1.0, the Applicable Letter of Credit Fee shall be determined in accordance with the above stated grid. If the Borrower does not meet or exceed the ratio set forth in the preceding sentence on October 31, 2000, the Applicable Letter of Credit Fee shall remain at 2.25% until the Fiscal Quarter end when the Borrower achieves such ratio.

         (v) Section 7.12 shall be amended and restated in its entirety as follows:

                  7.12. Minimum Consolidated Tangible Net Worth. The Borrower will not at any time (i) after December 10, 1999, through and including January 31, 2000, permit its Consolidated Tangible Net Worth to be less than an amount equal to $76,500,000 (less the amount of any purchases of treasury stock up to $1,300,000 since November 1, 1999); (ii) $75,500,000 (less the amount of any purchases of treasury stock up to $2,600,000 since November 1, 1999) from February 1, 2000, through and including April 30, 2000; and (iii) thereafter the sum of $75,500,000 (less the amount of any purchases of treasury stock up to $4,300,000 between November 1, 1999 and July 31, 2000), plus 50% of the positive net income for each Fiscal Quarter of the Borrower and its Subsidiaries ending after May 1, 2000, and determined on a consolidated basis in accordance with GAAP consistently applied, plus (iv) all increases to equity from the issuance by the Borrower after the Fifth Amendment Effective Date of further equity securities or other equity capital investments.

         (vi) Section 7.13 shall be amended and restated in its entirety as follows:

                  7.13. Interest Coverage. The Borrower shall not permit its ratio, measured on a rolling four Fiscal Quarter basis, of EBITDA to Cash Interest Expense as of the end of each Fiscal Quarter to be less than (i) 3.25 to 1.0 as of the Fiscal Quarter ending January 31, 2000,
         (ii) 2.75 to 1.0 as of the Fiscal Quarter ending April 30, 2000, (iii)
         3.0 to 1.0 as of the Fiscal Quarters ending July 31, 2000 and October 31, 2000, (iv) 3.25 to 1.0 as of the Fiscal Quarters ending January 31, 2001 and April 30, 2001, and (v) 3.50 to 1.0 as of the end of each Fiscal Quarter thereafter beginning with the Fiscal Quarter ending July 31, 2001, provided, however, that for purposes of this Section 7.13, the Special Reserve may be included in calculating the Borrower's EBITDA by treating it as an extraordinary or unusual loss pursuant to item (a)(v) of the definition of EBITDA contained in Section 1.01 hereof; and provided further, however, in determining compliance with the above financial ratio as of the Fiscal Quarter ending July 31, 2000, the quarterly results of EBITDA and Cash Interest

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         Expense for such quarter shall be annualized; as of the Fiscal Quarter ending October 31, 2000, the quarterly results for the last two quarters shall be annualized; and as of the Fiscal Quarter ending January 31, 2001, the quarterly results for the last three quarters shall be annualized; and for each Fiscal Quarter ending thereafter compliance shall be determined on a rolling four Fiscal Quarter basis.

         (vii) Section 7.14 shall be amended and restated in its entirety as follows:

         7.14 Leverage Ratio. The Borrower shall not permit its Consolidated Total Indebtedness to EBITDA Ratio during the applicable period or periods set forth below to be greater than the ratio set forth opposite each such period or periods:

-----------------------------------------------------------------------------------------
                                                           CONSOLIDATED TOTAL
                   PERIOD                            INDEBTEDNESS TO EBITDA RATIO
-----------------------------------------------------------------------------------------
From December 10, 1999 through January 31,                   4.50 to 1.0
2000
-----------------------------------------------------------------------------------------
From February 1, 2000 through April 30, 2000                 4.75 to 1.0
-----------------------------------------------------------------------------------------
From May 1, 2000 through April 29, 2002                      3.75 to 1.00
-----------------------------------------------------------------------------------------
From April 30, 2002 through April 29, 2003                   3.50 to 1.00
-----------------------------------------------------------------------------------------
On and after April 30, 2003                                  3.00 to 1.00
-----------------------------------------------------------------------------------------

         In determining compliance with this Section 7.14, the Special Reserve may be included in calculating the Borrower's EBITDA by treating it as an extraordinary or unusual loss pursuant to item (a)(v) of the definition of EBITDA contained in Section 1.01 hereof; provided, however, in determining compliance with the above financial ratio as of the Fiscal Quarter ending July 31, 2000, the quarterly results for such quarter shall be annualized; as of the Fiscal Quarter ending October 31, 2000, the quarterly results for the last two quarters shall be annualized; and as of the Fiscal Quarter ending January 31, 2001, the quarterly results for the last three quarters shall be annualized; and for each Fiscal Quarter ending thereafter compliance shall be determined on a rolling four Fiscal Quarter basis.

         SECTION 1.04 ADDITIONAL SECTION TO EXISTING ORIGINAL CREDIT AGREEMENT. Add an additional Section 7.18 to the Agreement as follows:

                  Section 7.18 Stock Repurchase. From the Fifth Amendment Effective Date to July 31, 2000, the Borrower shall not purchase or repurchase any of the Borrower's equity securities from its shareholders except for, on a non-cumulative basis:

                           (a) $1,300,000 during the Fiscal Quarter ending January 31, 2000;

                           (b) up to $2,600,000 from November 1, 1999 to and including April 30, 2000, but only so long as the Revolving Credit Loan (not including any Letters of

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         Credit outstanding) shall be less than $113,000,000, after taking into account any uses of the Revolving Credit Loan to make such purchases;
         and

                           (c) up to $4,300,000 from November 1, 1999 to and including July 31, 2000, but only so long as the Revolving Credit Loan (not including any Letters of Credit outstanding) shall be less than $107,000,000, after taking into account any uses of the Revolving Credit Loan to make such purchases.

         SECTION 1.05 NO OTHER AMENDMENTS. Except as specifically set forth therein, the amendments to the Original Credit Agreement set forth in Sections
1.01 through 1.04 above do not either implicitly or explicitly alter, waive or amend, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 through 1.04 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders and the Agents under the Original Credit Agreement with respect to any such violation.


                                   ARTICLE II
                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

         SECTION 2.01. INCORPORATION BY REFERENCE. As an inducement to the Agent, the Lenders, and the L/C Issuer to enter into this Fifth Amendment, the Borrower hereby repeats herein for the benefit of the Agent, the Lenders, and the L/C Issuer the representations and warranties made by the Borrower in
Article IV of the Original Credit Agreement, as amended hereby, except that, for purposes hereof such representations and warranties shall be deemed to extend to and cover this Fifth Amendment.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         SECTION 3.01 CONDITIONS PRECEDENT. Each of the following shall be a condition precedent to the effectiveness of this Fifth Amendment:

                  (i) The Agent shall have received, on or before the Fifth Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Fifth Amendment Effective Date and in form and substance satisfactory to the Agent and its special counsel, Tucker Arensberg, P.C.:

                           (A) A duly executed counterpart original of this
Fifth Amendment executed by the Required Lenders, the Agent and the Borrower;

                           (B) A certificate from the Secretary of the Borrower
certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Agent are true, complete, and correct.

                           (C) Payment of the Fifth Amendment Fee to the Agent
for the pro rata benefit of the Lenders who execute this Fifth Amendment on or by December 10, 1999;

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

                           (D) Such other instruments, documents and opinions of
counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its special counsel, Tucker Arensberg, P.C.

                  (ii) The following statements shall be true and correct on the Fifth Amendment Effective Date and the Agent shall have received a certificate signed by an Authorized Officer of the Borrower, dated the Fifth Amendment Effective Date, stating that:

                           (A) the representations and warranties made pursuant
to Section 2.01 of this Fifth Amendment and in the other Loan Documents, as amended hereby, are true and correct on and as of the Fifth Amendment Effective Date as though made on and as of such date;

                           (B) no petition by or against the Borrower has at any
time been filed under the United States Bankruptcy Code or under any similar act;

                           (C) taking into account the amendments set forth in
this Fifth Amendment, no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Fifth Amendment;

                           (D) taking into account the amendments set forth in
this Fifth Amendment, no Material Adverse Change has occurred which has not been disclosed to the Agent and the Lenders; and

                           (E) taking into account the amendments set forth in
this Fifth Amendment, the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents.

                                   ARTICLE IV
                               GENERAL PROVISIONS

         SECTION 4.01 RATIFICATION OF TERMS. Except as expressly amended by this Fifth Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Lender Obligations, including but not limited to encumbrances, Liens, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISION CONTAINED IN THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 4.02 REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Fifth Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Fifth Amendment, but nevertheless all such references shall include this Fifth Amendment unless the context requires otherwise. From and after the Amendment Effective Date, all references in the Original Credit Agreement and each

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of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement as amended hereby.

         SECTION 4.03 INCORPORATION INTO ORIGINAL CREDIT AGREEMENT. This Fifth Amendment is deemed incorporated into the Original Credit Agreement. To the extent that any term or provision of this Fifth Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control.

         SECTION 4.04 COUNTERPARTS. This Fifth Amendment may be executed in different counterparts, each of which when executed by the Borrower and the Agent, the Lenders, and the L/C Issuer shall be regarded as an original, and all such counterparts shall constitute one Fifth Amendment.

         SECTION 4.05 CAPITALIZED TERMS. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Original Credit Agreement, as amended hereby.

         SECTION 4.06 TAXES. The Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Fifth Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Agent, the Lenders, and the L/C Issuer harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 4.04 COSTS AND EXPENSES. The Borrower will pay all costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent's special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Fifth Amendment and the other documents, instruments and certificates delivered in connection herewith.

         SECTION 4.08 GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

         SECTION 4.09 HEADINGS. The headings of the sections in this Fifth Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Fifth Amendment to Revolving Credit and Letter of Credit Issuance Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST:                                    BORROWER:

                                           THE CARBIDE/GRAPHITE GROUP,
                                           INC., a Delaware corporation



/s/      William M. Thalman                By /s/ Stephen D. Weaver  (SEAL)
Name:    William M. Thalman                Name:   Stephen D. Weaver
Title:   Treasurer                         Title:  VP-Finance and CFO

                                           AGENT AND L/C ISSUER:

                                           PNC BANK, NATIONAL ASSOCIATION



                                           By  /s/ Mark W. Rutherford (SEAL)
                                           Name:  Mark W. Rutherford
                                           Title: Senior Vice President


                                           LENDERS:

REVOLVING CREDIT                           PNC BANK, NATIONAL ASSOCIATION
COMMITMENT: $26,000,000.00

RATABLE SHARE:    17.33%                   By  /s/ Mark W. Rutherford (SEAL)
                                           Name:  Mark W. Rutherford
                                           Title: Senior Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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



REVOLVING CREDIT                           NATIONAL CITY BANK OF
COMMITMENT: $18,000,000.00                 PENNSYLVANIA


RATABLE SHARE:    12%                      By /s/ William S. Harris (SEAL)
                                           Name:  William S. Harris
                                           Title: Vice President

REVOLVING CREDIT                           THE FIRST NATIONAL BANK OF
COMMITMENT: $13,000,000.00                 CHICAGO

RATABLE SHARE:    8.66%                    By /s/ William J. McCaffrey (SEAL)
                                           Name:  William J. McCaffrey
                                           Title: First Vice President


REVOLVING CREDIT                           FIRST UNION NATIONAL BANK
COMMITMENT: $18,000,000.00

RATABLE SHARE:    12%                      By______________________(SEAL)
                                           Name:
                                           Title:

REVOLVING CREDIT                           KEYBANK, NATIONAL ASSOCIATION
COMMITMENT: $13,000,000.00

RATABLE SHARE:    8.66%                    By /s/ Francis W. Lutz, Jr. (SEAL)
                                           Name:  Francis W. Lutz, Jr.
                                           Title: Portfolio Officer


REVOLVING CREDIT                           STANDARD CHARTERED BANK
COMMITMENT: $13,000,000.00

RATABLE SHARE:    8.66%                     By /s/ Joseph Langlois  (SEAL)
                                            Name:  Joseph Langlois
                                            Title: Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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REVOLVING CREDIT                            MELLON BANK, N.A.
COMMITMENT: $13,000,000.00

RATABLE SHARE:    8.66%                     By /s/ Robert J. Reichenbach (SEAL)
                                            Name:  Robert J. Reichenbach
                                            Title: Assistant Vice President


REVOLVING CREDIT                            BANK OF AMERICA, N.A.
COMMITMENT: $18,000,000.00

RATABLE SHARE:    12%
                                            By__________________________(SEAL)
                                            Name:
                                            Title:


REVOLVING CREDIT                            THE CHASE MANHATTAN BANK
COMMITMENT: $18,000,000.00

RATABLE SHARE:    12%                       By /s/ John Malone (SEAL)
                                            Name:  John Malone
                                            Title: Vice President

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